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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2002


                           PILGRIM'S PRIDE CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-9273                 5-1285071
(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


             110 SOUTH TEXAS STREET
                  PITTSBURG, TEXAS                       75686-0093
      (Address of principal executive offices)           (ZIP Code)


       Registrant's telephone number, including area code: (903) 855-1000


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ITEM 5. OTHER EVENTS

         On October 13, 2002, Pilgrim's Pride Corporation issued a press release announcing that it has expanded a voluntary nationwide recall of cooked deli products produced at its Franconia, Pennsylvania facility from May 1, 2002 through October 11, 2002. Attached hereto as exhibits are two press releases describing the recall and the expected financial effect thereof.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     EXHIBIT
     NUMBER                 DESCRIPTION
     -------                -----------

       99.1 --      Press release dated October 13, 2002.
       99.2 --      Press release dated October 14, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  PILGRIM'S PRIDE CORPORATION


Date: October 14, 2002            By: /s/ Richard A. Cogdill
                                      ----------------------------------
                                      Richard A. Cogdill
                                      Executive Vice President, Chief Financial
                                      Officer, Secretary and Treasurer



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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                      DESCRIPTION
     ------                      -----------
       99.1 --      Press release dated October 13, 2002.
       99.2 --      Press release dated October 14, 2002.